UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2014

MPLX LP

(Exact name of registrant as specified in charter)

Delaware	001-35714	45-5010536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 672-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

MPLX LP (the “Issuer”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-200621):

1.	Underwriting Agreement, dated December 3, 2014, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC acting as representatives of the several underwriters named therein;

2.	Opinion of Jones Day; and

3.	Opinion of Jones Day relating to tax matters.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated December 3, 2014, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC acting as representatives of the several underwriters named therein

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day relating to tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014

MPLX LP

By:	MPLX GP LLC, its General Partner

By:	/s/ J. Michael Wilder
Name:	J. Michael Wilder
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated December 3, 2014, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC acting as representatives of the several underwriters named therein

5.1	Opinion of Jones Day

8.1	Opinion of Jones Day relating to tax matters

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 8.1)